Exhibit 10.1

FIRST AMENDMENT AND EXTENSION AGREEMENT

This FIRST AMENDMENT AND EXTENSION AGREEMENT (this “Agreement”) dated as of October 4, 2019 (the “Extension Effective Date”) is entered into by and among ONE GAS, INC., an Oklahoma corporation (“Borrower”), the undersigned Lenders (as defined in the Credit Agreement) (the “Consenting Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement (as hereinafter defined).

R E C I T A L S

A. Reference is made to that certain Amended and Restated Credit Agreement dated October 5, 2017 among the Borrower, the Administrative Agent and the Lenders as modified by that certain Extension Agreement dated as of October 5, 2018 (the “Initial Extension Agreement”), among the Borrower, the Administrative Agent and the Lenders (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B. The Initial Extension Agreement extended the Maturity Date from October 5, 2022 to October 5, 2023.

C. Borrower has requested certain amendments to the Credit Agreement and this Agreement is being executed to evidence Borrower’s requested extension of the Maturity Date from October 5, 2023 to October 4, 2024 pursuant to Section 2.15 of the Credit Agreement (the “Extension”).

D. Administrative Agent and the Consenting Lenders have agreed, upon the following terms and conditions, to amend the Credit Agreement and permit the Extension as provided herein on and as of the Effective Date (as defined below).

NOW, THEREFORE, the parties hereto agree as follows:

1. Consent to Extension. Subject to the satisfaction of the conditions precedent set forth in Paragraph 3 below, each Consenting Lender hereby consents to the Extension, and effective as of the Extension Effective Date, the Maturity Date applicable to each Consenting Lender is October 4, 2024.

2. Amendments to Credit Agreement.

(a) Section 1.01 of the Credit Agreement is hereby amended to add the following definitions in the appropriate alphabetical order:

“Adjustment” has the meaning specified in Section 3.03(b)(iv).

“LIBOR Successor Rate” has the meaning specified in Section 3.03(b)(iv).

“LIBOR Successor Rate Conforming Changes” means, with respect to any proposed LIBOR Successor Rate, any conforming changes to the definition of Base Rate, Interest Period, timing and frequency of determining rates and making payments of interest and other administrative matters as may be appropriate, in the discretion of Administrative Agent, to reflect the adoption of such LIBOR Successor Rate and to permit the administration thereof by Administrative Agent in a manner substantially consistent with market practice (or, if Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such LIBOR Successor Rate exists, in such other manner of administration as Administrative Agent determines in consultation with Borrower).

“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York for the purpose of recommending a benchmark rate to replace LIBOR in loan agreements similar to this Agreement.

“Scheduled Unavailability Date” has the meaning specified in Section 3.03(b)(ii).

“SOFR” with respect to any day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark (or a successor administrator) on the Federal Reserve Bank of New York’s website (or any successor source) and, in each case, that has been selected or recommended by the Relevant Governmental Body.

“SOFR-Based Rate” means SOFR or Term SOFR.

“Term SOFR” means the forward-looking term rate for any period that is approximately (as determined by the Administrative Agent) as long as any of the Interest Period options set forth in the definition of “Interest Period” and that is based on SOFR and that has been selected or recommended by the Relevant Governmental Body, in each case as published on an information service as selected by the Administrative Agent from time to time in its reasonable discretion.

(b) Section 3.03 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

3.03 Inability to Determine Rates.

(a) If in connection with any request for a Eurodollar Rate Loan or a conversion to or continuation thereof, the Administrative Agent determines that (i) Dollar deposits are not being offered to banks in the London interbank eurodollar market for the applicable amount and Interest Period of such Eurodollar Rate Loan, or (ii) adequate and reasonable means do not exist for determining the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan or in connection with an existing or proposed Base Rate Loan, including, without limitation, because LIBOR is not available or published on a current basis and such circumstances are unlikely to be temporary, or (iii) the Administrative Agent or the Required Lenders determine for any reason that the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Eurodollar Rate Loans shall be suspended (to the extent of the affected Eurodollar Rate Loans or Interest Periods), and (y) in the event of a determination described in the preceding sentence with respect to the Eurodollar Rate component of the Base Rate, the utilization of the Eurodollar Rate component in determining the Base Rate shall be suspended in each case until the Administrative Agent (upon the instruction of the Required Lenders) revokes such notice.

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Notwithstanding the foregoing, if the Administrative Agent has made the determination described in clause (a)(i) or clause (a)(ii) above, the Administrative Agent, in consultation with the Borrower and the affected Lenders, may establish an alternative interest rate for the impacted Loans, in which case, such alternative rate of interest shall apply with respect to the impacted Loans (unless the Borrower elects to maintain the impacted Loans as Base Rate Loans) until (1) the Administrative Agent revokes the notice delivered with respect to the impacted Loans under clause (a)(i) or clause (a)(ii) above, (2) the Administrative Agent or the Required Lenders notify the Administrative Agent and the Borrower that such alternative interest rate does not adequately and fairly reflect the cost to such Lenders of funding the impacted Loans, or (3) as to any Lender, such Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for such Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to such alternative rate of interest or to determine or charge interest rates based upon such rate or any Governmental Authority has imposed material restrictions on the authority of such Lender to do any of the foregoing and provides the Administrative Agent and the Borrower written notice thereof.

(b) If in connection with any request for a Eurodollar Rate Loan or a conversion to or continuation thereof, Administrative Agent determines (which determination will be conclusive absent manifest error), or the Borrower or the Required Lenders notify Administrative Agent (with, in the case of the Required Lenders, a copy to Borrower) that the Borrower or Required Lenders (as applicable) have determined, that:

(i) adequate and reasonable means do not exist for determining the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan or in connection with an existing or proposed Base Rate Loan including, without limitation, because LIBOR is not available or published on a current basis and such circumstances are unlikely to be temporary; or

(ii) the administrator of LIBOR or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which LIBOR shall no longer be made available, or used for determining the interest rate of loans, provided that, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent, that will continue to provide LIBOR after such specific date (such specific date, the “Scheduled Unavailability Date”); or

(iii) syndicated loans currently being executed, or that include language similar to that contained in this Section 3.03, are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace LIBOR,

(iv) then, reasonably promptly after such determination by the Administrative Agent or receipt by the Administrative Agent of such notice, as applicable, the Administrative Agent and the Borrower may amend this Agreement to replace LIBOR with (x) one or more SOFR-Based Rates or (y) another alternate benchmark rate giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated syndicated credit facilities for such alternative benchmarks and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated syndicated credit facilities for such benchmarks, which adjustment or method for calculating such adjustment shall be published on an information service as selected by the Administrative Agent from time to time in its reasonable discretion and may be periodically updated (the “Adjustment;” and any such proposed rate, a “LIBOR Successor Rate”), and any such amendment shall become effective at 5:00 p.m. on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all

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Lenders and the Borrower unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders (A) in the case of an amendment to replace LIBOR with a rate described in clause (x), object to the Adjustment; or (B) in the case of an amendment to replace LIBOR with a rate described in clause (y), object to such amendment; provided that for the avoidance of doubt, in the case of clause (A), the Required Lenders shall not be entitled to object to any SOFR-Based Rate contained in any such amendment.    Such LIBOR Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such LIBOR Successor Rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent.

(v) if no LIBOR Successor Rate has been determined and the circumstances under clause (b)(i) above exist, the Scheduled Unavailability Date has occurred (as applicable), then Administrative Agent will promptly so notify the Borrower and each Lender; and

(vi) thereafter, (A) the obligation of the Lenders to make or maintain Eurodollar Rate Loans will be suspended, (to the extent of the impacted Eurodollar Rate Loans or Interest Periods), and (B) the Eurodollar Rate component will no longer be utilized in determining the Base Rate.

(c) Upon receipt of any such notice under clause (a) or clause (b)(v) above, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurodollar Rate Loans (to the extent of the impacted Eurodollar Rate Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans (except that the Eurodollar Rate component will no longer be utilized in determining the Base Rate for any such Loans) in the amount specified therein.

Notwithstanding anything else herein, any definition of LIBOR Successor Rate will provide that in no event may such LIBOR Successor Rate be less than zero for purposes of this Agreement. In connection with the implementation of a LIBOR Successor Rate, the Administrative Agent will have the right to make LIBOR Successor Rate Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such LIBOR Successor Rate Conforming Changes will become effective without any further action or consent of any other party to this Agreement.

(c) Immediately following the consummation of all transactions contemplated herein, on the Extension Effective Date, the number of extension requests permitted pursuant to Section 2.15(a) shall be restored to two (2).

3. Conditions Precedent to Effectiveness. This Agreement and the Extension shall be effective as of the Effective Date hereof, provided that the Administrative Agent shall have received the following (a) counterparts of this Agreement, executed by the Borrower, and Lenders holding more than 50% of the Aggregate Commitments (calculated in accordance with Section 2.15 of the Credit Agreement), (b) a certificate of the Secretary or an Assistant Secretary dated as of the date hereof containing the certifications required by Section 2.15(f)(i)(A) of the Credit Agreement, (c) a certificate of a Responsible Officer of the Borrower dated as of the date hereof containing the certifications required by Section 2.15(f)(i)(B) of the Credit Agreement, and (c) a fee in the amount separately agreed by the Borrower, for the account of each Consenting Lender.

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4. Affirmation and Ratification of Loan Documents. The Borrower hereby (a) ratifies and affirms each Loan Document to which it is a party (as modified by this Agreement and the Extension), (b) agrees that all of its obligations and covenants under each Loan Document to which it is a party shall remain unimpaired by the execution and delivery of this Agreement and the other documents and instruments executed in connection herewith, and (c) agrees that each Loan Document to which it is a party (as modified by this Agreement and the Extension) shall remain in full force and effect. This Agreement is a Loan Document.

5. Miscellaneous. (a) Headings and captions may not be construed in interpreting provisions; (b) this Agreement shall be governed by, and construed in accordance with, the law of the State of New York; and (c) this Agreement may be executed in any number of counterparts, and by the different parties hereto on separate counterparts, with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document. Delivery of an executed signature page by facsimile or other electronic transmission shall be effective as delivery of a manual executed counterpart.

6. ENTIRE AGREEMENT. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, TOGETHER WITH THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages to Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

ONE GAS, INC.

By:	/s/ Caron A. Lawhorn
Caron A. Lawhorn, Senior Vice and President, Chief Financial Officer

Signature Page

to First Amendment and Extension Agreement

BANK OF AMERICA, N.A., as
Administrative Agent

By:	/s/ Maggie Halleland
Name: Maggie Halleland
Title: Vice President

Signature Page to

First Amendment and Extension Agreement

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Maggie Halleland
Name: Maggie Halleland
Title: Vice President

Signature Page to

First Amendment and Extension Agreement

JPMORGAN CHASE BANK, N.A., as
a Lender and L/C Issuer

By:	/s/ Nancy R. Barwig
Name: Nancy R. Barwig
Title: Authorized Signer

Signature Page to

First Amendment and Extension Agreement

MIZUHO BANK, LTD, as
a Lender and L/C Issuer

By:	/s/ Edward Sacks
Name: Edward Sacks
Title: Authorized Signatory

Signature Page to

First Amendment and Extension Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender and L/C Issuer

By:	/s/ Patrick Donohue
Name: Patrick Donohue
Title: Officer

Signature Page to

First Amendment and Extension Agreement

BOKF, NA DBA BANK OF OKLAHOMA,
as a Lender

By:	/s/ Elizabeth F. Chase
Name: Elizabeth F. Chase
Title: Vice President

Signature Page to

First Amendment and Extension Agreement

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Daniel Patrick Deluca
Name: Daniel Patrick Deluca
Title: Assistant Vice President

Signature Page to

First Amendment and Extension Agreement

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

Signature Page to

First Amendment and Extension Agreement

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Justin Painter
Name: Justin Painter
Title: Authorized Signatory

Signature Page to

First Amendment and Extension Agreement

UMB BANK, N.A., as a Lender

By:	/s/ Kelsea Greenfield
Name: Kelsea Greenfield
Title: Senior Vice President

Signature Page to

First Amendment and Extension Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Patrick Engel
Name: Patrick Engel
Title: Managing Director

Signature Page to

First Amendment and Extension Agreement

ARVEST BANK, N.A., as a Lender

By:	/s/ David Nickel
Name: David Nickel
Title: EVP, Loan Manager

Signature Page to

First Amendment and Extension Agreement